Exhibit 10.1

FIRST AMENDMENT TO PROMISSORY NOTE

This FIRST AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered into effective as of the 1st day of March, 2024 (the “Amendment Effective Date”), by and among Enphys Acquisition Sponsor LLC, a Delaware limited liability company (“Payee”) and Enphys Acquisition Corp., a Cayman Islands exempted company (“Maker”).

WITNESSETH:

WHEREAS, Maker executed and delivered to Payee that certain Promissory Note dated as of October 30, 2023 (the “Note”), in the principal amount of $300,000;

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Payee and Maker desire to amend the terms of the Note to extend the stipulated date on which the Note will terminate and all related indebtedness under the Note will be deemed canceled if an initial business combination has not occurred by means of this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Note is hereby amended and the parties hereto do hereby agree as follows:

1.          Capitalized Terms.  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note.

2.          Extended Date.  Section 2 of the Note is hereby amended by replacing “July 1, 2024” with “December 31, 2024”.

3.          Headings.  The headings used herein are provided for convenience only and are not to be considered in construing this Amendment.

4.          Binding Effect.  This Amendment shall not be valid and binding on Payee and Maker unless and until it has been completely executed by and delivered to both parties.

5.         Confirmation of Note.  Except as expressly amended and modified by this Amendment, the Note shall otherwise remain unmodified and in full force and effect, and the parties hereto hereby ratify and confirm the same. To the extent of any inconsistency between the Note and this Amendment, the terms of this Amendment shall control.

6.         Construction.  THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

7.         Successors and Assigns. The terms and provisions of this Amendment will be binding upon and inure to the benefit of the respective successors and assigns of the parties.

8.          Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment as of the day and year first above written.

ENPHYS ACQUISITION CORP.

By:	/s/ Pär Lindström
Name: Pär Lindström
Title: Authorized Signatory

Agreed and acknowledged:

ENPHYS ACQUISITION SPONSOR LLC

By:	/s/ Pär Lindström
Name: Pär Lindström
Title: Authorized Signatory